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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2007

                                   ZINGO, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       000-24459              71-0915828
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(State or Other Jurisdiction        (Commission            ( I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


           420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (866) 946-4648
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           Former name or former address, if changed since last report


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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year

      On August 17, 2007, the Board of Directors of Zingo, Inc. approved the change of the company's fiscal year end from December 31 to July 31. The report covering the transition period will be filed on Form 10-KSB, which will be filed within 90 days of July 31, 2007.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 28, 2007                    ZINGO, INC.
                                         (Registrant)


                                          By: /s/ Holly Roseberry
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                                              Holly Roseberry,
                                              Chief Executive Officer